Exhibit 99.1

‘GMXR’

NASDAQ National Market System

GMX RESOURCES INC.

www.gmxresources.com

The date of these presentation materials is May 12, 2005

GMX RESOURCES INC. ‘GMXR’

Ind. E & Co. North Carthage Field, East Texas,

Panola & Harrison County; Core Area 97%;

21,000 gross/ 12,000 net acres

Common Stock Outstanding – 8,209,906 shares

Management maintains 32% equity stake

CFO – Ken Kenworthy, Sr.

CEO – Ken Kenworthy, Jr.

52-week price range – $5.31 – $13.29

2005 Daily Volume 91,500

Market Data as of 5/12/2005. Acreage data as of 12/1/04, numbers are rounded

GMXR Timeline

Market Capitalization

$MM $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0

1997 1998* 1999 Dec 00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05

Contracted 2 Nabors Rigs

2 yrs. @ $14,000/d

Filed Fed. Court against Nabors They Counter Sued @ $10MM

Secondary

@ $5.50

IPO @ $5

Travis Peak JV

Kenworthy’s Start GMX

Purchase 5 BCFE Assets

Drilled 3 TP Wells

Drilled 10CVS Wells

Won Fed. Court Case

Nabors Filed

Appeal

Appeal Dropped

North Carthage JV PVA

Cotton Valley Sands

HSC PIPE 1.1 mm shares @ $6.86

Drilled 23CVS Wells

*1998 – Feb. 01 est. based on $1.00 per MCFE in Proved Reserves

Selected Financial Data

($ in thousands) Mar. 31, 2005 Dec. 31, 2004 Dec. 31, 2003 Dec. 31, 2002

Cash and Cash Equivalents $812 $862 $637 $544

Oil & Natural Gas Properties $38,719 $35,956 $27,660 $29,359

Total Assets $43,700 $40,991 $31,501 $33,319

Long-Term Debt $5,553 $3,762 $6,690 $8,100

Shareholders Equity $33,082 $32,407 $22,619 $21,607

LTD to Equity 17% 12% 30% 38%

May 11, 2005 GMX has $5.7 mm outstanding on est. $17 mm line of credit

Investment Considerations

100 % Development Success

Significant Acceleration of Drilling Activity in 2005

300% More Net Wells in 2005

Excellent F & D Cost Peer Comparison

Substantial Multi-Year Drilling Inventory Low Risk Drilling Opportunity High Growth Potential Through Drill Bit

Production Growth

MCFE

1,000,000

750,000

500,000

250,000

0

1Q04 1Q05 2Q04 2Q05* 3Q04 4Q04

‘GMXR’ Quarterly Net Production

* Company estimates

2005 Goals

Increase Natural Gas Production, Core Area E. TX

1Q04 2,355 mcfepd; 1Q05 4,500 mcfepd 91% Increase 1Q04 1,822 mcfpd; 1Q05 3,750 mcfpd 106% Increase

Grow Reserves on a cost effective basis

Maintain low F&D cost of $1.00—$1.50

Build Shareholder Value

Stock Price Increase 60% 2005 * Stock Price Increase 74% 2004 * Stock Price Increase 109% 2003 *

* Stock price increases.

Recent Developments

PVA to Add & Share 2nd Drilling Rig est. June 2005 ***

Drilling Rig in GMXR 100% Area June 1, 2005

3 Rigs Drilling North Carthage June ‘05 thru 2006

North Carthage Activity

2004 CVS Development Wells 15 Gross / 4 Net

2005 CVS Development Wells 34 Gross / 19 Net

Significant Drilling Inventory

67 Gross / 39 Net CVS PUDS* 12/31/04

113 Gross / 75 Net CVS Probable Locations** 12/31/04

* Proved Reserves Sproule & Assoc. ** Internal Company projections 80-160 acre spacing. See ‘Risk Factors’ in annual report on form 10-K for year ended 12/31/04. *** Announced at PVA 1st Q05 Conference Call

N. Carthage Field 2005 Development Outlook

New Drilling Yr. End Prod. Wells CAPEX

2004 activity 17 CVS / 4.6 Net 1 66 gross/ 44.3 Net $8,600,000

2005 plan * 23 CVS/ 11.6 Net 89 gross/ 55.9 Net $23,000,000

2005 accelerated ** 34 CVS/ 19 Net 107 gross/ 69 Net $35,000,000

2005 Cash Flow and Bank Borrowing Capacity Should Fund Plan

1 3 wells/.9 Net not completed in 2004. *Assumes 14 PVOG 30% WI wells plus 2 PVOG 20% WI wells plus 7 GMX 100% WI wells.

** Requires outside source of financing and 3 rigs. Schedule dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report on form 10-K for the year ended 12/31/04.

Full Asset Value Strategy

‘GMXR’ Net Asset Value Play

Capitalize Development Program Access Drilling & Completion Services

Harvest Undeveloped Reserves & Convert to Developed Reserves

Additional

Reserve

Inventor

64 BCFE Proved 2004 *

84 BCFE Probable 80-160 ACRES UNRISKED**

12443 BCFE Possible 40 ACRES UNRISKED **

*** HSC e Proved 2005 84 BCFE *** HSC e Proved 2006 124 BCFE

* 12/31/04 Sproule & Assoc.

** 12/31/04e Company internal projections. See ‘Risk Factors’ in annual report on form 10-K for year ended 12/31/04. *** Hibernia Southcoast Capital May 16, 2005 Analyst Forecast

3 Rig Drilling Program

Wells Spud

6.00

5.00

4.00

3.00

2.00

1.00

Aug-04

Sep-04

Oct-04

Nov-04

Dec-04

Jan-05

Feb-05

Mar-05

Apr-05

May-05

Jun-05

Jul-05

Aug-05

Sep-05

Oct-05

Nov-05

Dec-05

JV 30 % AREA JV 50% AREA GMXR 100% AREA

CVS Producers & Most Active Operators



GMXR
0
15,990
FEET
Woodlawn
135 BCFE
Gladewater / Glenwood / White Oak/ Willow Springs
663 BCFE
JV 30% Area
Waskom
270 BCFE
GMXR 100% Area
Blocker / Tatum
310 BCFE
JV 50% Area
Bethany / Elysian
403 BCFE
Oak Hill
1,384 BCFE
Carthage / Beckville / Briggs
3,442 BCFE

Harrison, Panola, Gregg & Rusk Co. 10,444 CVS Wells

CV Well CV Depths 8,500' – 12,000'

Production data from IHS Dwights.

Anadarko	Chinn	BP	Comstock	Goodrich	PVA
XTO	EOG	Samson	Valance	NEG Opr.	Hunt Ex.
Devon	Progress	SW Energy	Classic	Newfield	Questor
Chevron	Encanta	ONEOK	GMT	Lacy	Exco

12

Cretaceous Production

JV 30% Area

GMXR

100% Area

JV 50% Area

Harrison, Panola, Gregg & Rusk Co. 21,096 ‘K’ Wells

Map omits all wells > 8,300’.

TP/ Pettit /Rodessa / Glen Rose Well Depths 3,000’ – 8,300’

Undeveloped Lease Hold

New Wells 2003 – March 2005



0
15,990
FEET
XTO
Comstock
BP
ONEOK
EOG
JV 30% Area
PVA
Progress
Comstock
Devon
XTO
Encana
GMXR 100% Area
Anadarko
BP
Progress
Peoples
Chinn
Classic
Classic
JV 50% Area
Samson
Hunt
Chevron
Progress
Hunt
Comstock
BP
EOG
Anadarko
Devon
Goodrich
GMT

2003Wells 2004 Wells 2005 Wells Undeveloped Lease Hold

14

GMXR / PVA Joint Venture

2005 Accelerated Drilling Case

CVS wells only. Wells < 8100’ omitted

JV 30% Area—GMXR 30% WI

19 CVS

7,816 gross /2,173 GMXR Net Acres 178 gross / 53 GMXR net potential wells

GMXR 100% Area—100% WI

13 CVS

7,022 gross / 6,491 GMXR Net Acres 166 gross / 166 GMXR net potential wells

JV 50% Area – GMXR 50% WI

2 CVS

GMX 20% CWI 1st 2 CVS

6,290 gross / 3,015 GMXR Net Acres 157 gross / 78 GMXR net potential wells

Schedule dependant upon rig availability, CAPEX > 23 mm will require outside sources of financing, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report form 10-K for year ended 12/31/04.

JV 30% Area

Cotton Valley Sand

2005 Accelerated Drilling Plan

19g—6n

12/31/04*

PUDs 31gross/ 9 net

Prob 25gross/ 8 net

7,816 gross / 2,173 net acres

CVS Producer PUD

Probable Gas Unit

Undeveloped Lease Hold

* Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’.

JV 50% Area

Cotton Valley Sand

2005 Accelerated Drilling Plan 2g—.4n

12/31/04*

PUDs 12 gross / 6 net Prob 41 gross / 20 net

6,290 gross / 3,015 net acres

CVS Producer PUD

Probable Gas Unit

Undeveloped Lease Hold

* Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’.

GMXR

GMXR Interest 100%

Cotton Valley Sand

2005 Accelerated Drilling Plan

13 gross & net

12/31/04*

PUDs 24 gross / 24 net Prob 47 gross / 47 net

7,022 gross / 6,491 net acres

CVS Producer PUD

Probable Gas Unit

Undeveloped Lease Hold 2005 Drilling Sites

* Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’. CAPEX > 20 mm could require outside financing sources. A second rig will allow for some drilling and a third rig will add more.

Cotton Valley Sand Economics

100% Success Rate

Drilling to 10,000’ in 14-18 Days

Spud to Spud R#309/25 days; e R#5/22 days Spud to Sales 48 days avg. 1Q05

1.15 Net BCFE * Avg. IP 2,043 mcfpd $1.7MM Completed Well Costs

Life per well: 33 years @ $6.00 gas

All data as of 5/12/05, commodity prices & drilling costs dependant, see ‘Risk Factors’ in annual report on form 10-K 12/31/04.

* Company internal projections. Sproule est. 1 BCFE gross

Significant Development Inventory

25 gross - 12 Net Travis Peak/Pettit* PUDs

67 gross - 39 Net CVS** PUDs (80-160 Acre Density)

113 gross - 74 Net CVS** Probables (80-160 Acre Density)

205 gross - 125 Net Total Proved/Probable (80-160 Acre Density)

296 gross - 172 Net CVS** Possible (40 Acre Density)

501 gross - 297 Net Total Locations (40 Acre Density)

Prospects, Poss. & Prob. Company est. as of May 12, 2005; PUD values Sproule & Assoc. 12/31/04. * Depth < 7,000’ **8,500-10,000’ depth. Assumes Company participates in all wells at maximum percentage available. 40 acre well count excludes 80 acre and 160 acre well count.

“We estimate that GMXR creates $1.54 in value for every $1 spent with the drill bit, ranking the company fourth of the 23 companies in our universe in terms of value creation.

The top value creators tend to be the top stock performers over time.”

David M. Heikkinen

Energy Exploration and Production Analyst

HIBERNIA SOUTHCOAST CAPITAL

December 21, 2004

Emphasis added by Company

YTD GMXR vs. HSC Top Performers

UPL Ultra Petroleum Corp. KCS KCS Energy, Inc.

XTO XTO Energy Inc. SWN Southwestern Energy Company

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

-10%

500K

400K

300K

200K

100K

0K

1/3/2005

2/1/2005

3/1/2005

4/1/2005

5/2/2005

5/12/2005

Legend

GMXR

UPL

XTO

KCS

SWN

*MSN Money as of 5/12/05

Oil and Gas Investor

Small-Cap E&P Investment Opportunities February 2005

YTD Price History – GMX Resources Inc. (1/3/2005 – 5/12/2005)

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

-10%

500K

400K

300K

200K

100K

0K

1/3/2005

2/1/2005

3/1/2005

4/1/2005

5/2/2005

5/12/2005

GMXR

Legend

SWN

KWK

RRC

EPL

DNR

EPEX

SWN Southwestern Energy EPL Energy PaRtners Ltd.

KWK Quicksilver Resources DNR Denbury Resources

RRC Range Resources EPEX Edge Petroleum

Analysts say small-cap E & P stocks still make good investment sense, despite market gains.

*MSN Money as of 5/12/05

GMXR Valuation Comparisons to Peer Group *

Enterprise Value / 2004 Proved Reserves $MCFE $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00

Top 4 Average EV/PR

$21.97/sh ***

Merging @$2.53 ** $11.25/sh

CRZO BEXP EPEX KCS PLLL GMXR HAWK MSSN CPE

KCS Parallel

Carrizo Brigham Edge Petrohawk Mission Callon Energy Petroleum Resources

* E & P Under $.5 B Enterprise Value. **Petrie Parkman & Co. *** Applies Top 4 Average Enterprise Value price and imputes same value per mcfe to GMX proved reserves. There is no assurance that same value would be paid for GMX due to differences in reserve composition (developed versus undeveloped) size, areas of interest, prospect inventory and other factors.

GMX RESOURCES INC. 'GMXR'

Recent Price:	$11.25	**Proved Reserves 12/31/04:****	**64.3 BCFE**
52-Week Price Range:	$5.31 - $13.29	Proved Developed Producing:	14.7 BCFE
Market Capitalization:	$92,000,000	Proved Developed Non-Producing:	7.8 BCFE
Shares Outstanding:	8,209,906	Proved Undeveloped:	41.8 BCFE
Average Daily Volume 2005 [2]	91,500	Natural Gas Production:	88%
Management Ownership:	32%	2004 CAPEX:	$8.6 Million
L-T Debt / Total Capitalization:*	17%	*e* 2005 CAPEX:	$23-35 Million
Working Capital: *	$10,000,000	LOE & Tax/mcfe:*	$1.15

Name / Position	Age	*'GMXR'*	Background
Ken Kenworthy, Jr. *Pres., CEO, Chairman*	49	11.1%	Co-Founder, Geoscientist, Founder OEXCO, Inc. 30 years E & P
Ken Kenworthy, Sr. *CFO, EVP, Director*	70	11.5%	Co-Founder, former CFO CMI / TEREX NYSE. 24 years E & P
Keith Leffel *VP Endeavor Pipeline*	56	options	Formerly Independent, Delhi Pipeline. 31 years Gas Marketing
Richard Hart, Jr. *Operations Mgr. P.E.*	48	options	GMX Mar. 2003, Focus energy, Independent 26 yrs drilling, completion & production
Kyle Kenworthy *VP, Land*	43	options	24 years Land Management E & P
Don Duke *Consultant Bus. Dev. P.E.*	55	options	Management, Hadson, Sante Fe Minerals & Andover. 31 yrs. management E & P.

*4th Quarter 2004. *e* 2005 CAPEX dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See 'Risk Factors' in annual report on form 10-K for the year ended 12/31/04. Ken Kenworthy, Jr. and wife own 20% of common stock when combined. ** Proved Reserves Sproule & Assoc. [2] Nasdaq

25

Glossary of Terms

bbl barrel of oil MCFe One thousand cubic feet of gas equivalent

BCFE Billion Cubic Feet Gas Equivalent (oil & gas combined

MMCF One million cubic feet of gas

6:1 basis to gas equivalent)

CAPEX Capital Expenditures MMCFe One million cubic feet of gas equivalent

CCV Completed Cotton Valley mmcfg Million cubic feet gas

CJV Carthage Joint Venture mmcfgpd Million cubic feet gas per day

CVS Cotton Valley Sand Well PE Petroleum Engineer

CWI Carried Working Interest PIPE Private Investment Public Equity

E & P Exploration and Production Poss Possible Undeveloped Wells

Estimated future gross revenue to be generated from the production of proved reserves, net of estimated production, future development costs, and future abandonment costs, using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related expenses such as general and administrative expenses, debt service and future income tax expense or to deprecation, depletion and amortization.

When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues discounted using an annual discount rate of 10%.

Estimated Future Net Revenues

Present Value

F & D Finding and Development Prob Probable Undeveloped Wells

JV Joint Venture PUD Proved Undeveloped Wells

MBbls One thousand barrels of oil PVA Penn Virginia Corporation

MCF One thousand cubic feet of gas PVOG Penn Virginia Oil and Gas

Certain Reserve Information

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s Annual Report on Form 10-K for the year ended 12/31/04 and subsequent filings with the Securities and Exchange Commission.

Drilling Schedule Statement

The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.

Research Reports

?Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.